                                     UNITED STATES

                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549


                                       FORM 8-K

                                    CURRENT REPORT


                            Pursuant to Section 13 or 15 (d) of
                            the Securities Exchange Act of 1934


                      Date of Report (date of earliest event reported):
                                   January 28, 2004


                                     AIRGAS, INC.
               _____________________________________________________________
                   (Exact name of registrant as specified in its charter)



                Delaware                 1-9344                56-0732648
             _______________    _______________________    __________________
             (State or other    (Commission File Number)   (I.R.S. Employer
             jurisdiction of                               Identification No.)
             incorporation)



                        259 North Radnor-Chester Road, Suite 100
                                Radnor, PA  19087-5283
                        _________________________________________
                        (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                     _____________

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Item 12.  Disclosure of Results of Operations and Financial Condition
          ___________________________________________________________

On January 28, 2004, Airgas, Inc. (the "Company") reported its earnings for its third quarter and nine months ended December 31, 2003, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Form 8-K report shall not be deemed
"filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Non-GAAP Measures:
_________________

The press release attached as Exhibit 99.1 contains certain financial measures that are not defined under generally accepted accounting principles (GAAP). Free Cash Flow is a non-GAAP measure that provides investors meaningful insight into the Company's ability to generate cash from continuing operations, which can be used at management's discretion for acquisitions, the repayment of debt or to support other investing and financing activities. The Company uses the non-GAAP measure Adjusted Debt to provide investors with a more accurate and meaningful measure of the change in the Company's obligation to repay debt by adjusting for the non-recourse debt of the National Welders joint venture, non-cash items and funds received (or repaid) under the trade receivables securitization program.

The Company's intent is to provide non-GAAP financial information to enhance investors'understanding of the Company's consolidated financial statements and should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

     99.1 - Press Release dated January 28, 2004




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                           Signatures
                           __________

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AIRGAS, INC.
                                        ____________
                                        (Registrant)


                                        BY:  /s/ Robert M. McLaughlin
                                             ------------------------
                                             Robert M. McLaughlin
                                             Vice President & Controller







DATED:     January 28, 2004